SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1933

August 2, 2004
Date of Report (date of earliest event reported)

NETGEAR, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50350	77-0419172

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4500 Great America Parkway
Santa Clara, California 95054

(Address of principal executive offices)

(408) 907-8000

(Registrant’s telephone number, including area code)

ITEM 5. Other Events and Regulation FD disclosure.

     On August 2, 2004, NETGEAR, Inc. issued a press release announcing organizational realignment and executive promotions. The full text of the press release is attached hereto as Exhibit 99.1 to this Current Report.

ITEM 7. Financial Statements and Exhibits.

     (c) Exhibits

     The following exhibit is furnished herewith:

     99.1 Press Release dated August 2, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2004

NETGEAR, Inc.
By:	/s/ Jonathan Mather
Jonathan Mather
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated August 2, 2004